                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 1997

                             MOBILEMEDIA CORPORATION

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26320                    22-3253006
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.

                         On June 30, 1997, MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all of the subsidiaries of MobileMedia Communications filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") their monthly operating report for the month ended May 31, 1997, which is attached hereto as
         Exhibit 99.1.


                         Attached hereto as Exhibit 99.2 are the consolidated financial statements of MobileMedia Communications as of and for the year ended December 31, 1996, which financial statements are unaudited and have not been prepared in accordance with generally accepted accounting principles due to the Company's inability at the present time to determine the amount of an impairment adjustment that would be required pursuant to Statement of Financial Accounting Standard
         No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of." Management believes that the amount of the impairment adjustment could be material.


          Item 6.   Resignations of Registrants Directors.
                         Not Applicable

          Item 7.   Financial Statements and Exhibits.
                         Not Applicable

          Item 8.   Change in Fiscal Year.
                         Not Applicable

                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA CORPORATION,
                                             a Delaware corporation


          Date: July 7, 1997                 By:  /s/ David R. Gibson
                                                  ---------------------
                                                  David R. Gibson
                                                  Senior Vice President and
                                                  Chief Financial Officer

                              EXHIBIT INDEX


Exhibit                                                         Page
-------                                                         ----

Exhibit 99.1 -- Monthly Operating Report

Exhibit 99.2 -- Unaudited Consolidated Financial
                Statements of MobileMedia
                Communications, Inc.